                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Clinton Gas Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes Jerry D. Jordan and F. Daniel Ryan, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same, with all exhibits and financial statements and schedules thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1996.

                                /S/ Jerry D. Jordan
                                ---------------------------
                                Jerry D. Jordan, Chairman of the Board, Director

                              Page 44 of 51 Pages

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Clinton Gas Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes Jerry D. Jordan and F. Daniel Ryan, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same, with all exhibits and financial statements and schedules thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1996.

                                             /S/ F. Daniel Ryan
                                            -----------------------------------
                                             F. Daniel Ryan, President, Director

                              Page 45 of 51 Pages

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Clinton Gas Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes Jerry D. Jordan and F. Daniel Ryan, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same, with all exhibits and financial statements and schedules thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1996.

                              /S/ Donald A. Nay
                              --------------------------------------------------
                              Donald A. Nay, Vice President, Treasurer, Director

                              Page 46 of 51 Pages

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Clinton Gas Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes Jerry D. Jordan and F. Daniel Ryan, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same, with all exhibits and financial statements and schedules thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1996.

                                                          /S/ Hal W. Field
                                                         -----------------------
                                                          Hal W. Field, Director

                              Page 47 of 51 Pages

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Clinton Gas Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes Jerry D. Jordan and F. Daniel Ryan, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same, with all exhibits and financial statements and schedules thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of March, 1996.

                                                        /S/ Michael S. Guy
                                                        ------------------------
                                                        Michael S. Guy, Director

                              Page 48 of 51 Pages

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Clinton Gas Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes Jerry D. Jordan and F. Daniel Ryan, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same, with all exhibits and financial statements and schedules thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of March, 1996.

                                             /S/ R. L. Richards
                                             -----------------------------------
                                             R. L. Richards, Secretary, Director

                              Page 49 of 51 Pages

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Clinton Gas Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes Jerry D. Jordan and F. Daniel Ryan, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same, with all exhibits and financial statements and schedules thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of March, 1996.

                                                         /S/ Duke W. Thomas
                                                        ------------------------
                                                        Duke W. Thomas, Director

                              Page 50 of 51 Pages

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Clinton Gas Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes Jerry D. Jordan and F. Daniel Ryan, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same, with all exhibits and financial statements and schedules thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1996.

                                                       /S/ R. David Thomas
                                                       -------------------------
                                                       R. David Thomas, Director

                              Page 51 of 51 Pages